                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2003 (February 27,
                                                 2003)
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                   MONMOUTH REAL ESTATE INVESTMENT CORPORATION
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             (Exact name of registrant as specified in its charter)

           DELAWARE                       0-4258                  22-1897375
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 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

3499 Route 9N, Suite 3C, Freehold, NJ                                07728
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  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     (732) 577-9996
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.       Other Events.

On February 27, 2003, Monmouth Real Estate Investment Corporation issued a press release announcing the private placement of 1,257,253 shares of its Class A
Common Stock with Palisade Concentrated Equity Partnership, L.P. in exchange for
$8,324,901.70 in cash, as set forth in the attached press release. The statements by the Company contained in the attached press release regarding growth, eligibility for inclusion in various index funds and institutional investor interest are forward-looking and based on current expectations. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks,"
"estimates" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, including those contained in our Annual Report on Form 10-K.

Item 7.        Financial Statements and Exhibits.

      (c) EXHIBITS. The following exhibits are filed herewith:

      99.1        Press Release dated February 27, 2003.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  February 28, 2003
                                     Monmouth Real Estate Investment Corporation

                                     By:  /s/ ANNA T. CHEW
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                                          Anna T. Chew, Controller